UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information described under Item 5.02 below is incorporated by reference in this Item 3.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in LiveOne, Inc.’s (the “Company”) Current Report on Form 8-K, filed with the SEC on October 10, 2024, on October 4, 2024, Craig Foster notified LiveOne, Inc. (the “Company”) that he was resigning from service on the Company’s board of directors (the “Board”) to pursue other current professional obligations, effective as of the same date. At the time of his resignation, Mr. Foster served on the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

Mr. Foster’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 21, 2024, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) confirming that the Company has a cure period until the earlier of (i) October 4, 2025 and (ii) the Company's next annual meeting of stockholders, to fill the vacancy created by such resignation in order to comply with the audit committee requirements set forth in Nasdaq Listing Rule 5605. To fill the vacancy created by Mr. Foster’s resignation, the Company anticipates that one or more existing independent members of the Board will be appointed to its Audit Committee and/or the Nominating and Corporate Governance Committee and will also conduct a search to find a well-qualified candidate to serve on the Board and/or such committees that has the applicable experience and the necessary qualifications, skills and perspective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: November 21, 2024	By:	/s/ Aaron Sullivan
	Name:	Aaron Sullivan
	Title:	Chief Financial Officer

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